Supplement, dated November 1, 2002,
                      to the Prospectus, dated May 1, 2002,
                                       of
                     Seligman Income Fund, Inc. (the "Fund")

      At a meeting of shareholders on November 1, 2002, the shareholders of the Fund approved amendments to the Fund's investment objectives and approved the elimination of the Fund's fundamental investment policy to invest at least 25% of the market value of the Fund's gross assets in cash, bonds and/or preferred stock. In connection with these changes, the Fund's Board of Directors has approved a change in the name of the Fund to "Seligman Income and Growth Fund" and approved changes to the Fund's investment strategies.

      As amended, the Fund's investment objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

      The discussion in the Prospectus under the caption "Principal Investment Strategies" is replaced in its entirety by the following discussion:

      The Fund uses the following principal investment strategies to seek its investment objective:

      The Fund allocates its assets between equity securities and fixed-income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions, including the projected strength of the equity and fixed income markets, the relative return potential and risks of each asset class and other economic factors, such as interest rates. For the past few years, approximately 60% of the Fund's net invested assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Fund's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.

      Securities in which the Fund may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Fund's investment objective and are diversified among many different types of securities and market sectors.

      Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

      Security Evaluation. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

      Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

      Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

      Fixed-income securities are chosen for purchase by the Fund using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Fund based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

      The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

      The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

      The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

      There is no guarantee that the Fund will achieve its objective.

      In addition, shareholders approved the amendment or elimination of certain other of the Fund's fundamental restrictions. The Fund's amended fundamental restrictions, as well as certain non-fundamental restrictions approved by the Fund's Board of Directors, are described in a supplement, dated November 1, 2002 (the "SAI Supplement"), to the Fund's Statement of Additional Information, dated May 1, 2002 (the "SAI"). The SAI and the SAI Supplement are incorporated by reference into (are legally a part of) the Fund's Prospectus.

      Copies of the SAI and the SAI Supplement are available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. The SAI and the SAI Supplement are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.


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